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                                                                EXHIBIT 10(i)(C)

                             AMENDMENT NO. 2 TO THE
                  AMENDED AND RESTATED 3-YEAR CREDIT AGREEMENT

                                                  Dated as of September 30, 2005

      AMENDMENT NO. 2 TO THE AMENDED AND RESTATED 3-YEAR CREDIT AGREEMENT (this "Amendment"), dated as of September 30, 2005 among The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as agent (the "Agent") for the Lenders.

      PRELIMINARY STATEMENTS:

            (1) The Company, the Lenders and the Agent have entered into a 3-Year Credit Agreement dated as of May 10, 2004, as amended and restated as of September 27, 2005 and further amended as of October 17, 2005 (the "Credit Agreement"). Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.

            (2) The Company, the Required Lenders and the Agent have agreed to amend the Credit Agreement as hereinafter set forth.

            SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date set forth above and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:


            (a) Clause (j) of the definition of "EBITDA" in Section 1.01 is amended in full to read as follows:

                  (j) non-cash, non-recurring long-lived asset and investment impairment charges in an amount not to exceed $500,000,000 in or after the fiscal period ending September 30, 2004.

            (b) Section 5.03(a) is amended by deleting the ratio "2.15 to 1" set opposite the date September 30, 2005 and substituting therefor the ratio "1.95 to 1".

            (c) Section 5.03(b) is amended by deleting the ratio "5.20 to 1" set opposite the date September 30, 2005 and substituting therefor the ratio "5.70 to 1".

            (d) Section 5.03(c) is amended by deleting the figure "$435,000,000" set opposite the date September 30, 2005 and substituting therefor the figure "$400,000,000".

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            SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment.

            SECTION 3. Representations and Warranties of the Company. The Company represents and warrants as follows:


            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

            (b) The execution, delivery and performance by the Company of this Amendment and the Credit Agreement and each of the Notes, as amended hereby, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

            (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment or the Credit Agreement and the Notes, as amended hereby.

            (d) This Amendment has been duly executed and delivered by the Company. This Amendment and each of Credit Agreement and the Notes, as amended hereby, to which the Company is a party are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

            (e) There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment, the Credit Agreement or any Note or the consummation of the transactions contemplated hereby.

            SECTION 4. Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement",

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      "thereunder", "thereof" or words of like import referring to the Credit
      Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            (b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

            SECTION 5. Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 THE INTERPUBLIC GROUP OF COMPANIES, INC.

                                 By         /s/  Ellen Johnson
                                            ------------------------------------
                                 Title:     Senior Vice President and Treasurer

                                 CITIBANK, N.A.,
                                 as Agent and as Lender

                                 By         /s/  Matias A. Cruces
                                            ------------------------------------
                                 Title:     Vice President

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                                 JPMORGAN CHASE BANK, N.A.

                                 By         /s/  George Catallo
                                            ------------------------------------
                                 Title:     Vice President

                                 KEYBANK NATIONAL ASSOCIATION

                                 By         /s/ Donald F. Carmichael, Jr.
                                            ------------------------------------
                                 Title:     Vice President

                                 LLOYDS TSB BANK PLC

                                 By         /s/ Nicholas J. Bruce
                                            ------------------------------------
                                 Title:     Vice President

                                 By         /s/ Deborah Carlson
                                            ------------------------------------
                                 Title:     Vice President & Manager

                                 HSBC BANK USA

                                 By         /s/ Robert Elms
                                            ------------------------------------
                                 Title:     Vice President

                                 ING CAPITAL LLC

                                 By         /s/ Bill James
                                            ------------------------------------
                                 Title:     Managing Director

                                 UBS LOAN FINANCE LLC

                                 By         /s/  Joselin Fernandes
                                            ------------------------------------
                                 Title:     Associate Director

                                 By         /s/  Sailoz Sikka
                                            ------------------------------------
                                 Title:     Associate Director

                                 SUNTRUST BANK

                                 By         /s/  Katherine L. Bass
                                            ------------------------------------
                                 Title:     Vice President

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                                 MORGAN STANLEY BANK

                                 By         /s/ Daniel Twenge
                                            ------------------------------------
                                 Title:     Vice President

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